UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 19, 2022

HERTZ GLOBAL HOLDINGS, INC.

THE HERTZ CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37665	61-1770902
Delaware	001-07541	13-1938568
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8501 Williams Road

Estero, Florida 33928

(239) 301-7000

(Address, including zip code, and
telephone number, including area code,
of registrant's principal executive offices)

Not Applicable

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act

	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Hertz Global Holdings, Inc.	Common Stock par value $0.01 per share	HTZ	Nasdaq Global Select Market
	Warrants to purchase Common Stock	HTZWW	Nasdaq Global Select Market
The Hertz Corporation	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

HVF III Rental Car Backed Note Offerings

On January 19, 2022, Hertz Vehicle Financing III LLC (“HVF III”), a wholly-owned, special-purpose and bankruptcy remote subsidiary of The Hertz Corporation (“THC”), issued two series of notes to unaffiliated third parties: (1) the Series 2022–1 Fixed Rate Rental Car Asset Backed Notes, Class A, Class B, and Class C, in an aggregate principal amount equal to $652,500,000 pursuant to the Series 2022-1 Supplement (the “Series 2022-1 Supplement”), dated as of January 19, 2021, among HVF III, as issuer, THC, as administrator, and The Bank of New York Mellon Trust Company, N.A. (“BNYM”), as trustee, to the Base Indenture (the “Base Indenture”), dated as of June 29, 2021, which was previously filed as Exhibit 10.7 to the Current Report on Form 8-K filed on July 7, 2021, and (2) the Series 2022–2 Fixed Rate Rental Car Asset Backed Notes, Class A, Class B, and Class C, in an aggregate principal amount equal to $652,500,000 pursuant to the Series 2022-2 Supplement (the “Series 2022-2 Supplement”), dated as of January 19, 2021, among HVF III, as issuer, THC, as administrator, and BNYM, as trustee, to the Base Indenture. In addition, HVF III also issued (1) the Series 2022-1 Fixed Rate Rental Car Asset Backed Notes, Class D, in an aggregate principal amount equal to $97,500,000, pursuant to the Series 2022-1 Supplement, which were purchased by THC and (2) the Series 2022-2 Fixed Rate Rental Car Asset Backed Notes, Class D, in an aggregate principal amount equal to $97,500,000, pursuant to the Series 2022-2 Supplement which were purchased by THC.

The Series 2022-1 Fixed Rate Rental Car Asset Backed Notes, Class A, Class B, Class C and Class D (collectively, the “Series 2022-1 Notes”) and the Series 2022-2 Fixed Rate Rental Car Asset Backed Notes, Class A, Class B, Class C and Class D (collectively, the “Series 2022-2 Notes”) are described together below as the “Series 2022 Notes.”

THC utilizes the HVF III securitization platform to finance its U.S. rental car fleet. Subject to certain conditions, additional notes may be issued in the future under the Base Indenture.

The Series 2022 Notes were issued with the following terms:

Notes Issued	Principal	Interest Rate	Expected Final Payment Date	Legal Final Payment Date
Series 2022-1
Class A	$525,000,000	1.99%	June 2025	June 2026
Class B	$60,000,000	2.19%	June 2025	June 2026
Class C	$67,500,000	2.63%	June 2025	June 2026
Class D	$97,500,000	4.85%	June 2025	June 2026

Series 2022-2
Class A	$525,000,000	2.33%	June 2027	June 2028
Class B	$60,000,000	2.65%	June 2027	June 2028
Class C	$67,500,000	2.95%	June 2027	June 2028
Class D	$97,500,000	5.16%	June 2027	June 2028

The Series 2022-1 Class B Notes are subordinated to the Series 2022-1 Class A Notes. The Series 2022-1 Class C Notes are subordinated to the Series 2022-1 Class A Notes and the Series 2022-1 Class B Notes. The Series 2022-1 Class D Notes are subordinated to the Series 2022-1 Class A Notes, the Series 2022-1 Class B Notes, and the Series 2022-1 Class C Notes.

The Series 2022-2 Class B Notes are subordinated to the Series 2022-2 Class A Notes. The Series 2022-2 Class C Notes are subordinated to the Series 2022-2 Class A Notes and the Series 2022-2 Class B Notes. The Series 2022-2 Class D Notes are subordinated to the Series 2022-2 Class A Notes, the Series 2022-2 Class B Notes, and the Series 2022-2 Class C Notes.

Unless an amortization event occurs, HVF III is not required to make any principal payments on (i) the Series 2022-1 Notes until January 2025, and (ii) the Series 2022-2 Notes until January 2027. Beginning in January 2025 for the Series 2022-1 Notes and January 2027 for the Series 2022-2 Notes, HVF III is expected to make a payment of one-sixth of the initial principal amount until repayment is made in full on the applicable legal final payment date for such series of notes in June 2026 and June 2028, respectively.

The occurrence and continuation of an amortization event related to the Series 2022 Notes may result in HVF III being required to pay principal on the Series 2022 Notes earlier than anticipated. Amortization events include, among other things, the failure to pay principal or interest in a timely manner, the failure to maintain sufficient assets compared to the outstanding amount of debt, the failure to maintain sufficient liquidity in the form of reserve accounts or letters of credit, the presence of certain liens on HVF III’s assets, any misrepresentations by HVF III, any covenant defaults and defaults by either HVF III or THC, as administrator of HVF III under the Administration Agreement dated as of June 29, 2021, which was previously filed as Exhibit 10.9 to the Current Report on Form 8-K filed on July 7, 2021. In the event that one or more amortization events occurs and is continuing, holders of the Series 2022 Notes may force HVF III or BNYM on their behalf to sell vehicles and, if a default occurs under the Master Motor Vehicle Operating Lease and Servicing Agreement (HVF III) (the “Lease”) dated as of June 29, 2021, which was previously filed as Exhibit 10.8 to the Current Report on Form 8-K filed on July 7, 2021, the holders of the Series 2022 Notes may force THC and/or DTG Operations, each as a lessee under the Lease, to return vehicles for sale by HVF III. Proceeds of any such sales made during the enforcement of remedies are required to repay the Series 2022 Notes and any notes issued by HVF III in the future.

The proceeds of the Series 2022 Notes were used in part to repay the amounts outstanding on HVF III’s Series 2021-A Variable Funding Rental Car Asset Backed Notes. Remaining funds are expected to be used for the future acquisition or refinancing of vehicles to be leased under the Lease.

The foregoing descriptions of the Series 2022 Notes are qualified in their entirety by reference to the complete terms and conditions of the Series 2022-1 Supplement and the Series 2022-2 Supplement, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, which are incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Title
10.1	Series 2022-1 Supplement, dated as of January 19, 2022, among Hertz Vehicle Financing III LLC, as issuer, The Hertz Corporation, as administrator, and The Bank of New York Mellon Trust Company, N.A., as trustee

10.2	Series 2022-2 Supplement, dated as of January 19, 2022, among Hertz Vehicle Financing III LLC, as issuer, The Hertz Corporation, as administrator, and The Bank of New York Mellon Trust Company, N.A., as trustee

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC.
THE HERTZ CORPORATION
(each, a Registrant)

Date: January 19, 2022	By:	/s/ M. David Galainena
	Name:	M. David Galainena
	Title:	Executive Vice President, General Counsel and Secretary